SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS CROCI® International VIP
Class A
The following changes are effective on or about December 1, 2019:
The following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the fund’s summary prospectus.
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	5/1/1987	-14.39	-2.59	3.70
MSCI EAFE® Value Index (reflects no deduction for fees, expenses or taxes)		-14.78	-0.61	5.50
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)		-13.79	0.53	6.32
The MSCI EAFE® Value Index has replaced the MSCI EAFE® Index as the fund's primary benchmark index and will no longer serve as the fund's secondary benchmark index. The Advisor believes that the MSCI EAFE® Value Index better represents the fund's investment strategy and is therefore more suitable for performance comparison.
Please Retain This Supplement for Future Reference
November 22, 2019
PROSTKR-122